UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2021

BABCOCK & WILCOX ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

delaware	001-36876	47-2783641
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 EAST MARKET STREET, SUITE 650 AKRON, ohio	44305
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (330) 753-4511

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common stock, $0.01 par value per share	BW	New York Stock Exchange
8.125% Senior Notes due 2026	BWSN	New York Stock Exchange
7.75% Series A Cumulative Perpetual Preferred Stock	BW PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On June 1, 2021, Babcock & Wilcox Enterprises, Inc., a Delaware corporation, (the “Company”) and B. Riley Financial, Inc. (together with its affiliates, “B. Riley”) entered into a Letter Agreement (the “Exchange Agreement”) pursuant to which the Company agreed to (i) issue to B. Riley 2,916,880 shares of the Company’s 7.75% Series A Cumulative Perpetual Preferred Stock, par value $0.01 per share and with a liquidation preference of $25.00 per share (the “Preferred Stock”) and (ii) pay $850,171.45 in cash to B. Riley for accrued interest due, in exchange for a deemed prepayment of $73,330,152.36 of the Company’s existing term loans with B. Riley under the Company’s Amended and Restated Credit Agreement (the “Exchange”). The Exchange Agreement also provides that, promptly following the date of the Exchange Agreement, the parties thereto will negotiate in good faith and use commercially reasonable efforts to enter into an agreement providing B. Riley or its designated affiliates with customary registration rights in respect of the shares of Preferred Stock issued to B. Riley in the Exchange and any other securities of the Company owned by B. Riley.

In connection with the Exchange, also on June 1, 2021, the Company filed a Certificate of Increase with the Secretary of State of the State of Delaware to increase the number of shares of duly authorized Preferred Stock from 4,600,000 shares to 7,516,880 shares.

The shares of Preferred Stock issued to B. Riley in the Exchange were offered pursuant to the exemption from registration under the Securities Act in Rule 506 of Regulation D under Section 4(a)(2) thereof.

The foregoing description of the material terms of the Exchange Agreement and the Certificate of Increase are qualified in their entirety by reference to the full text of the Exchange Agreement and Certificate of Increase, copies of which are attached hereto as Exhibit 1.1 and Exhibit 3.1, respectively, and are incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

The information set forth in Item 1.01 hereof is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 1.01 hereof is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On June 3 2021, the Company issued a press release announcing the Exchange. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)       Exhibits.

Exhibit No.	Description
1.1	Letter Agreement between Babcock & Wilcox Enterprises, Inc. and B. Riley Financial, Inc. dated June 1, 2021.
3.1	Certificate of Increase of the Number of Shares of 7.75% Series A Cumulative Perpetual Preferred Stock of Babcock & Wilcox Enterprises, Inc., dated June 1, 2021.
7.1	Press Release dated June 3, 2021

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BABCOCK & WILCOX ENTERPRISES, INC.

Date: June 4, 2021	By:	/s/ Louis Salamone
Louis Salamone
Executive Vice President, Chief Financial Officer and Chief Accounting Officer (Principal Accounting Officer and Duly Authorized Representative)